Exhibit 99.1

OPHTHALIX INC.

INSIDER TRADING POLICY

(As Adopted May 6, 2013)

THE NEED FOR A POLICY STATEMENT

The purchase and sale of securities while possessing material nonpublic (“inside”) information relating to the issuer of such securities is prohibited by Federal securities laws.  In addition, such laws prohibit the selective disclosure of such information to others who may trade.  In the course of performing their duties, many directors, officers and employees of OphthaliX Inc., a Delaware corporation, or one of its consolidated subsidiaries (the “Company”) may have access to material nonpublic information about the Company or about the Company’s business (including information about other companies with which the Company does or may do business).

The Company has adopted this Policy Statement to avoid even the appearance of improper conduct on the part of any the Company management and employees.  This Policy Statement is designed to protect and enhance the reputation of the Company and its management and employees for integrity, ethical conduct, and good corporate citizenship.

STATEMENT OF POLICY

No director, officer, or employee or other affiliate of the Company (including directors, officers and employees of any consolidated subsidiary of the Company) who has material nonpublic information relating to the Company may buy or sell securities of the Company, directly or indirectly, or engage in any other action to take personal advantage of that information, or to pass it on to others.  This policy also applies to information relating to any other company, including customers or suppliers, obtained in the course of employment or management discussions.  This policy shall not apply to sales made in compliance with Rule 10b5-1 as set forth below.

No one covered by this Policy Statement may pass material nonpublic information on to others or recommend to anyone the purchase or sale of any securities when he or she is aware of such information.

Transactions that may be necessary or justifiable for independent reasons (such as the need to raise money for an emergency expenditure) are no exception.  Even the appearance of an improper transaction must be avoided to preserve the Company’s reputation for adhering to the highest standards of conduct.

PROCEDURES

Blackout Periods.  Investment by the Company officers, directors, and employees in the Company securities is encouraged.  In order to protect both the Company and its individual officers, directors and employees and others from liability that could result from a violation of the legal requirements described below, no person covered by this Policy Statement is permitted to trade in the Company’s securities during quarterly blackout periods beginning 15 days before the end of a quarter and ending after the second full business day following the release of the Company’s earnings for that quarter and during certain event-specific blackouts.

These blackout periods shall not apply to transactions which comply with Rule 10b5-1 promulgated by the Securities and Exchange Commission (the “SEC”), provided that the selling shareholder furnishes a copy of the written plan with the broker proposing to sell securities under Rule 10b5-1 and provides a copy to the Company.

Preclearance of Trades.  To provide assistance in preventing inadvertent violations and avoiding even the appearance of an improper transaction (which could result, for example, when an executive officer engages in a trade while unaware of a pending major development), the procedure set forth below must be followed by all directors, officers, and employees.

All transactions in the Company securities (acquisitions, dispositions, transfers, etc.) by any member of the above mentioned groups must be pre-cleared by the Company’s legal counsel and the Corporate Secretary.  In addition, each insider should pre-clear transactions in the Company securities by the following persons because transactions by them may be attributed to such insider:

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any member of the insider’s household;

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any trust or estate in which the insider or a household member is a settlor, beneficiary, trustee, executor or the like;

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any partnership in which the insider or a household member is a general partner;

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any corporation in which such insider or any household members either singly or together own a controlling interest; or

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any trust, corporation, charitable organization or other firm, entity or group where the insider or a household member has or shares with others the power to decide whether to buy or sell the Company securities.

If an individual contemplates a transaction in the Company securities, he or she must contact the Company’s legal counsel or the Corporate Secretary in advance.  This pre-clearance requirement does not apply to stock option exercises.

Reporting of Disclosures.  If any person has any doubt as to whether information in his or her possession is material and nonpublic, such person shall not disclose that information without first discussing the same with the Company’s legal counsel.  If material nonpublic information is inadvertently disclosed, no matter what the circumstances, by any director, executive officer or employee, the person making or discovering that disclosure should immediately report the facts to the Company’s legal counsel.  Likewise, any potential insider trading violation or discovery of such potential violation should be immediately reported to the Company’s legal counsel.

EXPLANATION OF THE LAW

The Law and Appearances.  Rule 10b-5 under the Exchange Act makes it unlawful to buy or sell the Company securities or the securities of other companies with which the Company has dealings based upon material nonpublic information, or to pass such information along to another who engages in such trades (i.e., tipping).  Moreover, it is unlawful for any employee to attempt to take any economic or other personal advantage of such information.  This means that each executive officer, director and employee who has material nonpublic information (each, an “insider”) must not permit any member of his or her immediate family or anyone acting on his or her behalf, or anyone to whom he or she has disclosed the information, to purchase or sell securities.  Remember, anyone who has material inside information is an insider; it is not limited to corporate executives.

If in fact investors do buy or sell on the basis of nonpublic information obtained directly or indirectly from insiders, such market activity may be used, correctly or incorrectly, as evidence that the information was material.  Moreover, a person in possession of inside information who trades in securities will probably be deemed to have traded “based on” such information even though the inside information was not a significant or determining factor in his or her decision to buy or sell the securities.

Remember, if a person’s transactions in the Company securities become the subject of scrutiny, they will be viewed after-the-fact with the benefit of hindsight.  As a result, before engaging in any transaction each person should carefully consider how regulators and others might view his or her transactions in hindsight.

Material Information.  Information is “material” when there is a substantial likelihood that a reasonable investor would consider the information important in deciding whether to buy, hold or sell securities.  In short, any information which could reasonably affect the price of securities is material.

Some examples of information that may be material depending on the circumstances are:

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earnings forecast or changes therein;

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significant new product or discovery;

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significant merger, acquisition, divestiture or joint venture;

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declaration or omission of dividends or change in dividend policy;

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stock split or stock dividend;

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significant change in capital investment plans;

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purchase or sale of a significant asset;

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change in control or a significant change in management;

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acquisition or loss of a significant contract;

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significant change in product pricing or physical volume;

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significant expansion or curtailment of operations or layoffs;

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significant increase or decline in orders;

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significant litigation or government investigation;

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significant labor dispute;

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significant dispute with major suppliers, customers or subcontractors;

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significant write-off or loss;

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significant change in prior reported earnings;

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significant shortage of materials or supplies;

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significant cost overrun on major construction;

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borrowing of significant amount of funds;

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sale of a significant amount of additional securities;

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establishment of a stock repurchase program;

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tender offer for another company’s securities; and

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significant liquidity problems.

Non-Public Information.  Information is “nonpublic” when it has not yet been disclosed generally to the marketplace.  In determining whether information is nonpublic, please note that:

(1)

Information received during the course of employment about another company in circumstances indicating that it has not yet in general circulation should be considered nonpublic;

(2)

All information that officers, directors, employees or others learn about the Company or its business plans in connection with their office or employment is potentially “inside” information until publicly disclosed or made available by the Company; and

(3)

All such information should be treated as confidential and proprietary to the Company.

If this nonpublic information is also “material”, those possessing such information are required by law and the Company policy to refrain from trading and from passing the information on to others who may trade.  Information is considered to be public only when it has been released to the public through appropriate channels and enough time has elapsed to permit the investment market to adsorb and evaluate the information.

Securities Covered.  The “securities” covered by Rule 10b-5 include not only the Company’s common stock and debt securities, but also derivative securities such as options, stock appreciation rights, puts and calls and any other security that relates to, or derives its value by reference to, the Company’s common stock.  Therefore, each individual should take care to avoid any actions which may result in indirect purchases of the Company stock during periods of time such individual is in possession of material inside information.

Tipping Information to Others.  Whether the information in an individual’s possession is proprietary information of the Company or is information that could have an impact on the price of the Company securities, such individual must not pass the information on to others who do not have a legitimate business reason to know such information, including family members and others living in such individual’s household or friends and casual acquaintances.  Confidential material information should be disclosed only to key personnel and principal outside advisors whose work for the Company requires that they have such information.  All persons given access to such information should be advised of their insider status and told not to disclose the information further except as absolutely necessary for corporate purposes.

Penalties and Enforcement.  If there are purchases or sales of the Company securities by persons possessing material inside information, such transactions, pursuant to U.S. Federal securities laws, may give rise to private lawsuits for damages or to civil and criminal proceedings by the SEC.

These Federal securities laws provide for significant monetary and criminal penalties.  In addition, civil penalties can be imposed which, for the person who committed the violation, can be significant.  The SEC has also been given substantial enforcement powers, including the authority to obtain civil injunctions, impose penalties, and bar violators from serving as directors or officers of public companies.  In a situation where an insider discloses material nonpublic information to another and the tippee engages in insider trading, these penalties may be applied to the insider disclosing such information regardless of whether such insider derived any benefit from the tippee’s actions.

In addition, violation of the Company’s policy could subject the insider to serious disciplinary actions, including termination of employment or removal from office.

Needless to say, any of the above consequences, even an SEC investigation that does not result in prosecution, can tarnish one’s reputation and irreparably damage a career.

Liability of Supervisory Persons.  Under the Federal securities laws, courts will likely focus not only on persons who engage in unlawful insider trading, but on persons who fail to take steps to prevent those violations.  The Company, as well as a director, executive officer or other the Company manager, is subject to liability under Federal securities laws if the Company or such person knew or recklessly disregarded the fact that a person directly or indirectly under the Company’s or such person’s control was likely to engage in insider trading and failed to take appropriate steps to prevent such an act before it occurred.  In addition, disclosure of material nonpublic information to others may put the insider at risk if the tippee engages in illegal trading.

RULE 144

A part of any insider trading policy is an understanding of Rule 144 promulgated by the SEC to determine whether a person would be a statutory underwriter at the time of any sale into the market pursuant to the exemption under Section 4(1) of the Securities Act.  Rule 144 applies both to restricted securities (shares received by the selling shareholder from the issuer or an affiliate of the issuer without registration) and to control shares (those shares which may be otherwise free-trading but are held by an affiliate of the issuer).

Restricted shares held by an affiliate of the issuer can only be resold into the public trading market if (i) the shareholder has owned the shares for at least six months; (ii) the issuer is current in filing its periodic reports with the SEC; (iii) sales during any three-month period are less than 1% of the issuer’s total outstanding shares; (iv) the shares are sold in broker transactions (where the broker does nothing more than execute the order, receives no more than the usual commission, and does not solicit orders to buy the shares) or directly with a market maker; and (v) the seller files a Form 144 with the SEC (except for sales during any three-month period of fewer than 5,000 shares and proceeds of less than $50,000).

Free-trading shares held by an affiliate of the issuer are not subject to any holding period, but must meet all other provisions of Rule 144 to the same extent as an affiliate selling restricted shares.  Any otherwise free-trading shares held by an affiliate of the Company should be marked with a control legend by the transfer agent and designated on the transfer records as an affiliate.  The Company should notify the transfer agent of each person deemed an affiliate of the Company and update this list on a regular basis.

ADDITIONAL ASSISTANCE

Any person who has any questions about specific transactions may obtain additional guidance from the Company’s legal counsel.  Remember, however, the ultimate responsibility for adhering to this Policy Statement and avoiding improper transactions rests with each director, officer and employee possessing material nonpublic information.  It is imperative that each person use his or her best judgment.

This Insider Trading Policy is hereby adopted by the unanimous written consent of the Board of Directors which may be executed in one or more counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same instrument, but which shall be effective as of the date of the last signature hereto.

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